Exhibit 10.45

                            CLIENT SERVICE AGREEMENT

         This AGREEMENT (the "Agreement") is made this 25th day of May, 2000, by and between EPIX IV, INC. (d/b/a EPIX) ("EPIX") whose principal office is located at 3710 Corporex Park Drive, Suite 300, Tampa, Florida 33619 and SURGICAL SAFETY PRODUCTS, INC. ("Client"), whose principal office is located at 2018 Oak Terrace, Sarasota, Florida 34231. (EPIX and Client may sometimes together be referred to as the "Parties" and individually as a "Party.")

     1. TERM. This Agreement shall commence on the date first above written and remain in full force and effect, unless sooner terminated by either Party (a) upon not less than 30 days' prior written notice to the other Party or (b) in accordance with Section 9 hereof. During the 30-day period from the date of such notice, each of the Parties will continue to satisfy all of its obligations set forth in this Agreement. The period that this Agreement shall be in full force and effect is referred to as the "Term."

     2. SERVICES PROVIDED BY EPIX.

         (a) Commencing on the effective dates specified on Schedule A and Schedule B annexed hereto and incorporated herein by reference ("Schedule A" and "Schedule B," respectively), throughout the Term, EPIX shall provide the following services in respect of the employees leased under this Agreement (the "Employees"):

          (i) payroll administration, including payment of applicable federal, state and local taxes;
          (ii) workers' compensation insurance, claims management and claims filings;
          (iii) the employee benefits specified in this Agreement;
          (iv) human resources consulting services; and
          (v)  related record keeping.

         (b) Client acknowledges that EPIX is an independent contractor engaged in the business of providing professional employer organization services to Client, upon the terms and subject to the conditions set forth in this Agreement.

     3. FEES.

         (a) Client shall pay to EPIX a fee in an amount equal to, without limitation, gross payroll; applicable federal, state and local taxes; the fees in respect of applicable insurance and benefits; and EPIX's administration fee in respect of the Employees, as specified on Schedule A (collectively, the "Fee"). The Fee shall be paid by Client immediately upon its receipt of the related invoice or telephonic confirmation of the Fee due, in the manner and with the frequency specified on Schedule A.

         (b) If Client agrees (with EPIX's consent) to make all payments required hereunder by ACH transfer and EPIX attempts to complete an ACH transfer and is informed that the account to be drafted has insufficient funds, Client shall, upon its receipt of notice from EPIX, immediately deliver to EPIX by certified check or wire transfer funds equal to the sum of (i) any

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previously invoiced and unpaid Fee(s) and (ii) any bank or other service charges imposed upon EPIX. If any payment to EPIX is not made when due pursuant to ACH transfer or otherwise, Client shall pay to EPIX (at such time as Client's next Fee is payable), in addition to all other amounts otherwise due (x) a 3% administration charge on the delinquent amount and (y) an additional 1 1/2% of such delinquent amount for each 30-day period that the unpaid balance remains outstanding, but in no event shall the amount payable to EPIX hereunder exceed the applicable maximum lawful rate of interest.

          (c) The Fee may be adjusted by EPIX upon the effective date of any statutory increase or decrease in employment taxes or applicable insurance rates and EPIX may adjust the applicable administration fee upon 30 days' prior written notice to Client.

4. CO-EMPLOYMENT RELATIONSHIP.

         (a) The Parties acknowledge that each is entering into a co-employment relationship in respect of the Employees. Client further acknowledges that (i) EPIX is a Professional Employer Organization supplying Employees which are governed by ss.414(n) of the Internal Revenue Code of 1986, as amended, (the "Code"); (ii) an employment relationship is being established between EPIX and the Employees; and (iii) EPIX is an employer under ss.3401(d) of the Code as controlling the payment of wages. As such, EPIX shall have sufficient authority so as to maintain a right of direction and control over the Employees assigned to Client's location, and shall retain authority to hire, terminate, discipline, and reassign the Employees; provided, however, that nothing set forth in this Agreement shall impair Client's right and obligation to direct the Employees as is necessary to conduct Client's business and without which Client would be unable to conduct its business, discharge any fiduciary responsibility that it may have or comply with any applicable licensure, regulatory or statutory requirements. In furtherance of the foregoing, the individual designated on
Schedule A (the "On-Site Supervisor") shall (x) direct operational and administrative matters on a day-to-day basis in respect of the services provided to Client by EPIX and (y), with direction from EPIX's Human Resources Department, determine the procedures to be followed by Employees regarding their duties. Notwithstanding the foregoing, Client has the right to accept or cancel the assignment of any Employee, provided that such rejection or cancellation is not otherwise prohibited by law (including, but not limited to, applicable anti-discrimination laws).

         (b) Client shall have sole and exclusive control over the day-to-day job duties of all Employees and EPIX shall have no responsibilities with regard to such Employees' performance of such day-to-day job duties. Furthermore, EPIX shall have no control over the job site at which, or from which, such Employees perform their services. Control over the day-to-day job duties of such Employees and over the job site at which, or from which, such Employees perform their services is solely and exclusively assigned to Client. Client expressly absolves EPIX of control over the day- to-day job duties of such Employees and over the job site at which, or from which, such Employees perform their services.

         This  Agreement in no way alters any  responsibilities  of Client which
arise  from  Section   768.096,   Florida   Statutes  and  Client   assumes  all
responsibilities pursuant to Section 768.096

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including,  without  limitation,  responsibility  to  perform  any and all  work history, reference checks and background checks in respect of the Employees.

         (c) Client represents and warrants to EPIX that (i) it has completed and/or furnished to EPIX all of the information required by Schedule A and Schedule B and (ii) that the information set forth on Schedule A and Schedule B is true and complete in all respects. Client acknowledges that EPIX has justifiably relied on such information in preparing this Agreement.

5. ADDITIONAL OBLIGATIONS OF EPIX.

         (a) EPIX assumes responsibility for the payment of wages to the Employees without regard to payments by Client to EPIX and EPIX assumes full responsibility for the payment of payroll taxes and collection of taxes from payroll in respect of the Employees.

         (b) EPIX will keep in full force and effect during the Term, workers' compensation insurance covering the Employees and shall provide Client a certificate of insurance evidencing the same and naming Client in the alternate employer endorsement.

         (c) EPIX hereby waives any claim against Client by way of subrogation or otherwise which may arise during the Term for any and all bodily injury, loss or damage to any of its property, which bodily injury, loss or damage is covered by policies of insurance; provided, however, that the waiver of any claim shall only be to the extent that such loss or damage is recovered under such policies of insurance; and provided, further, that the foregoing waiver shall be inapplicable in the event any such bodily injury, loss or damage is caused, in whole or in part, by Client's gross negligence or willful misconduct.

         (d) EPIX shall, together with Client, evaluate all Employees on the basis of performance, skills and experience, and without regard to race, color, ancestry, national origin, religion, sex, age, disability or any other classification protected by federal, state or local equal employment opportunity laws.

6. OBLIGATIONS OF CLIENT.

         (a) Payroll. With respect to payroll processing, Client shall be responsible for:

          (i) maintaining a record of actual time worked by the Employees and verifying the accuracy of wages and salaries reported to and paid by EPIX for each payroll period;

          (ii) conveying to EPIX in writing within 48 hours prior to the Client's pay date, a report of total hours worked by, or corresponding salary information for, each Employee;

          (iii) otherwise providing accurate information to EPIX including, without limitation, in respect of an individual's job status as "exempt" or "non-exempt" under federal or state wage-hour laws and the ability of any Employee to lawfully be employed in the United States; and

          (iv) paying each Employee all wages including, without limitation, bonuses through EPIX pursuant to this Agreement.

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         Client agrees that (x) the On-Site  Supervisor shall be responsible for reporting any and all information to EPIX including, without limitation, in respect of payroll, (y) such On-Site Supervisor shall be fully authorized to report such information and (z) EPIX may rely on the same.

         (b) Workplace Safety. With respect to workplace safety, Client shall be responsible for:

(i) ensuring compliance with safe work practices and use of protective equipment and devices imposed by applicable federal, state and local safety and health laws, regulations or rules;

          (ii) implementing a workplace safety program or adopting EPIX's program including, without limitation, cooperating with any drug-free workplace and/or post-accident/injury drug testing program implemented by EPIX;
          (iii)  immediately   reporting  to  EPIX  all  accidents  or  injuries
     involving   Employees;
          (iv) cooperating with EPIX and its workers' compensation insurance carrier (or its agents) in the inspection of worksite locations and the investigation of workplace accidents or injuries;
          (v) in conjunction with EPIX, taking all reasonable measures to provide any Employee suffering from a workplace injury with light-duty work if EPIX or its workers' compensation insurance carrier (or its agents) recommends the same; and
          (vi) paying EPIX (at such time as Client's next Fee is payable) an administrative fee of $100 for failing to report to EPIX a workplace injury within 48 hours of its occurrence (increasing to $250 for the second such failure and to $500 for each subsequent failure thereafter).

         While EPIX shall retain a right of direction and control over the management of safety, risk and hazard control in respect of Employees performing work at Client work sites, as may be required by applicable law, compliance with all applicable laws related to such matters is the responsibility of Client.

         (c) Daily Operations. With respect to the daily operations of Client's business, Client shall be responsible for:

          (i) unless otherwise provided in this Agreement, complying with all applicable federal, state and local laws, regulations and rules including, without limitation, the Occupational Health and Safety Act, National Labor Relations Act and any federal, state or local discrimination laws;

          (ii) verifying skills and qualifications for employment;

          (iii) verifying the existence and validity of any applicable or required licenses;

          (iv) instituting any control procedures and/or executing confidentiality agreements to ensure against unauthorized disclosure, if any Employee is required in the performance of his duties, to have access to Client's confidential and/or proprietary information;

          (v) upon becoming known by Client, immediately providing EPIX with written notice of the assertion of any and all claims, complaints, charges, allegations or incidents of tortious misconduct or workplace safety violations, regardless of the source and cooperating with EPIX in the investigation and defense of such claims; and

          (vi) paying EPIX (at such time as Client's next Fee is payable) an administrative fee of $100 for failing to report to EPIX an Employee's termination of employment with Client for any reason within 48 hours of its occurrence (increasing to $250 for the second such failure and to $500 for each subsequent failure thereafter).

         (d)      Insurance.

          (i) If any Employee is required to drive a motor vehicle of any kind for Client, Client will keep in full force and effect at all times during the Term liability insurance which will insure against public liability for bodily injury, death and property damage with a minimum combined single limit of $1,000,000 and uninsured motorist insurance with a minimum combined single limit of $500,000, in states where no fault laws apply. Not later than five business days after its execution and delivery of this Agreement, Client shall cause its insurance carrier to (x) issue a certificate of insurance to EPIX verifying such coverage and providing for not less than 30 days' prior written notice to EPIX of cancellation of or any change to such coverage and (y) identify EPIX as an additional insured, if requested by EPIX.

          (ii) Client agrees to keep in full force and effect at all times during the Term a comprehensive general liability insurance policy in the minimum limit of $1,000,000 insuring Client against bodily injury and property damage caused by Client's operations. Not later than five business days after its execution and delivery of this Agreement, Client shall cause its insurance carrier to (x) issue a certificate of insurance to EPIX verifying such coverage and providing for not less than 30 days' prior written notice to EPIX of cancellation of or any change to such coverage and (y) identify EPIX as an additional insured, if requested by EPIX.

          (iii) If any Employee performs any duties which requires the maintenance of a professional license and corresponding professional liability insurance, Client agrees to keep in full force and effect at all such times during the Term professional liability insurance which shall cover any acts, errors or omissions including, without limitation, the negligent acts of the professional Employee with a minimum limit of $500,000. Not later than five business days after its execution and delivery of this Agreement, Client shall cause its insurance carrier to (x) issue a certificate of insurance to EPIX verifying such coverage and providing for not less than 30 days' prior written notice to EPIX of cancellation of or any change to such coverage and (y) identify EPIX as an additional insured.

          (iv) Client hereby waives any claim against EPIX by way of subrogation or otherwise which may arise during the Term for any and all bodily injury, loss or damage to any of its property, which bodily injury, loss or damage is covered by policies of insurance; provided, however, that the waiver of any claim shall only be to the extent that such loss or damage is recovered under such policies of insurance; and provided, further, that the foregoing waiver shall be inapplicable in the event any such bodily injury, loss or damage is caused, in whole or in part, by EPIX's gross negligence or willful misconduct. Since mutual waivers will preclude the assignment of any of the aforementioned claims by way of subrogation or otherwise, Client hereby agrees to immediately give each insurance carrier which insures any of its property, written notice of the terms of such mutual waiver, and have said insurance policies properly endorsed, if necessary, to prevent the invalidation of such insurance coverage by reason of such waiver.

         7. EMPLOYMENT  PRACTICES.  Client  represents and warrants to EPIX that
(a) in respect of any Employee that has been employed by Client prior to the date of this Agreement: (i) all wages, benefits, liabilities and/or other obligations are fully paid and there exists no liability for the same; (ii) there are no claims or threatened claims alleging that Client engaged in any work practices which were allegedly in violation of any employment-related law; and (iii) each has been evaluated on the basis of performance, skills and experience, and without regard to race, color, ancestry, national origin, religion, sex, age, disability or any other classification protected by federal, state or local equal employment opportunity laws; and (b) Client has (i), in connection with the operation of its business, complied in all respects with all applicable federal, state and local laws, regulations and rules and (ii) disclosed to EPIX any agreement between Client and any Employee including, without limitation, any employment agreement, collective bargaining agreement or deferred compensation agreement.

         8.       INDEMNIFICATION.

         (a) Client shall release, defend, indemnify and hold harmless EPIX and its officers, directors, shareholders, affiliates, subsidiaries, employees and agents (collectively, the "EPIX Indemnified Parties") from and against any losses, liabilities, claims, obligations and/or expenses including, without limitation, court costs and reasonable attorneys' fees (collectively "Damages") that may be incurred by, or asserted against, any of the EPIX Indemnified Parties, arising from, relating to, or in connection with, in whole or in part,
(i) the alleged acts, errors or omissions of Client (or its agents) or the Employees; (ii) any alleged breach of this Agreement by Client; and (iii) except as otherwise provided in this Agreement, any claims asserted by, or liability to, third parties arising from, relating to, or in connection with, in whole or in part, Client's business. Except as otherwise provided in this Agreement, at no time shall Client be liable for EPIX's loss of profits, business goodwill or other consequential, special, incidental or punitive damages.

         (b) EPIX shall release, defend, indemnify and hold harmless Client and its officers, directors, shareholders, affiliates, subsidiaries, employees and agents (collectively, the "Client Indemnified Parties") from and against any Damages that may be incurred by, or asserted against, any of the Client Indemnified Parties, to the extent such Damages arise from, are related to, or are in connection with (i) the alleged acts, errors or omissions of EPIX (or its agents); and (ii) any alleged breach of this Agreement by EPIX. At no time shall EPIX be liable for Client's loss of profits, business goodwill or other consequential, special, incidental or punitive damages.

         (c) All indemnification obligations set forth herein shall survive the termination of this Agreement.

         9.       TERMINATION.

         (a) In addition to the right to terminate  this  Agreement set forth in
Section 1, EPIX may terminate this Agreement immediately without prior notice to Client in the event of the following material breaches by Client:

          (i) failure to timely make any payment required by this Agreement;

          (ii) failure to comply with any directive regarding the safety of the workplace from EPIX or EPIX's workers' compensation insurance carrier (or its agents) or providing incorrect workers' compensation classification codes;

          (iii) failure to provide and maintain the insurance required by this Agreement;

          (iv) providing EPIX with any inaccurate payroll or other information;

          (v) failure to cooperate with EPIX in the investigation of a workplace complaint or committing any act which restricts or limits EPIX's rights as an employer; or

          (vi) if a petition in bankruptcy is filed by or against Client, if Client shall have made an assignment for the benefit of creditors, if Client shall have voluntarily or involuntarily been adjudicated a bankrupt, or if a petition is filed for the reorganization of Client.

     (b)  In  addition  to  the  right to terminate  this Agreement set forth in
Section 1, Client may terminate this Agreement upon providing EPIX not less than five business days' prior written notice in the event of the following material breaches by EPIX:

          (i) failure to provide and maintain the insurance required by this Agreement; or

          (ii) failure to provide benefits in accordance with this Agreement.

         10. INDEPENDENT LEGAL ADVICE. Client acknowledges that it is solely responsible for obtaining independent legal advice regarding this Agreement, the co-employment relationship created hereby, as well as the related tax and employment law and other ramifications of transacting business with an organization that supplies Employees governed by ss.414(n) of the Code.

         11. PRIOR EMPLOYEE LEASING RELATIONSHIPS. Client understands that pursuant to Florida law, it may not enter into an employee leasing relationship with EPIX if Client owes a current or prior employee leasing company any money pursuant to any service agreement which existed between that current or prior employee leasing company and Client, or if Client owes a current or prior insurer any premium for workers' compensation insurance. Client hereby represents and warrants to EPIX that it has met any and all prior premium and fee obligations with regard to workers' compensation premiums and employee leasing payments.

         12. ENTIRE AGREEMENT. This Agreement, together with Schedule A, Schedule B and Exhibit A attached hereto (and incorporated herein by reference), constitutes the entire agreement between the Parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, written or oral, with respect to such subject matter.

         13. MODIFICATION. This Agreement may not be altered or amended except by written agreement duly executed by the Parties.

         14. ASSIGNMENT. Neither this Agreement nor any interest herein may be assigned by either Party without the prior written consent of the other Party; provided, however, that EPIX may assign this Agreement, in whole or in part, to any affiliate thereof without the prior consent of Client.

         15. SEVERABILITY. Should any term, condition or provision of this Agreement be held to be invalid or unenforceable, the balance of this Agreement shall remain in full force and effect and shall be interpreted as if the unenforceable part did not exist.

         16. NOTICES. All notices hereunder shall be in writing and shall be deemed to have been duly given (a) when delivered personally, (b) on the second business day following the day such notice or other communication is sent, for next-day or next-business-day delivery, by a nationally- recognized overnight courier, (c) by confirmed telecopy, or (d) on the fifth day following the date of deposit in the United States mail if sent first class, postage prepaid, by registered or certified mail. The addresses for any notices hereunder shall be:


         EPIX IV, Inc.                          Surgical Safety Products, Inc.
         342 Madison Avenue                     2018 Oak Terrace
         Suite 622                              Sarasota, Florida 34231
         New York, New York  10173              Attention: Donald Lawrence,
         Attention:  Peter D. Deutsch,          President and Chief Operating
         General Counsel                        Officer
             (T) (212) 557-7777                    (T) (941) 927-7874
             (F) (212) 557-0677                    (F)  (941) 925-0515

Each Party may change its address for notices by written notice in accordance with this Section 16.

         17. WAIVER. The failure of either Party to enforce any provision of this Agreement shall not be construed as a waiver of such provision or any other provisions of this Agreement or of the right of such Party thereafter to enforce each and every provision of this Agreement.

         18. HEADINGS. The headings of this Agreement are inserted solely for the convenience of reference and shall in no way define, limit, extend or aid in the construction, extent or intent of this Agreement.

         19. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida, without regard to the conflicts of laws principles thereof. The Parties mutually submit to the exclusive jurisdiction, and stipulate to the venue, in any Florida state court or U.S. federal court located in Hillsborough County, Florida, for the resolution of any dispute or claim arising under or in accordance with this Agreement.

         20. PREVAILING PARTY. For any cause of action commenced under this Agreement, the prevailing party shall have the right to recover any and all costs and reasonable attorneys' fees associated with such cause of action.

         21. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be an original and all of which, taken together, shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the Parties have entered into this Agreement as of the date first above written.

EPIX IV, INC. (D/B/A EPIX)


By: _____________________________________
      Name:
      Title:

Under penalties of perjury, I declare that I have read the foregoing document and that the facts stated in it are true. Additionally, the foregoing Agreement is agreed to.

SURGICAL SAFETY PRODUCTS, INC.


By: _____________________________________
      Name:
      Title:
                                    Guaranty

The undersigned Guarantor hereby guarantees the prompt payment and/or performance of all obligations of Client to be paid and/or performed hereunder, and agrees to pay all costs, legal expenses and reasonable attorneys' fees incurred by EPIX in the collection and enforcement of all of Client's obligations under this Agreement.

                                        By:
                                           -------------------------------
      Name:                                Guarantor Signature

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                                      EPIX
                                   SCHEDULE A

Client Name:
Address:
City:                     State:                 Zip Code:

Telephone:  (    )                      Fax #:  (    )

On-Site Supervisor:                         Title:

                                 BILLING DETAIL


   W/C           Classification          W/C Rate                        Total
  Code
---------- --------------------------- ------------  ----- ----- ----- --------

---------- --------------------------- ------------  ----- ----- ----- --------

---------- --------------------------- ------------  ----- ----- ----- --------

---------- --------------------------- ------------  ----- ----- ----- --------

---------- --------------------------- ------------  ----- ----- ----- --------

---------- --------------------------- ------------  ----- ----- ----- --------

---------- --------------------------- ------------  ----- ----- ----- --------

Medical Information: Please Refer to the Schedule B for Health Rates and Owner Contributions

                            DEPARTMENTAL INFORMATION


 Dept. #        Description             State            W/C Code
--------- -------------------------  ------------- ------------------------

--------- -------------------------  ------------- ------------------------

--------- -------------------------  ------------- ------------------------

--------- -------------------------  ------------- ------------------------

--------- -------------------------  ------------- ------------------------

--------- -------------------------  ------------- ------------------------

--------- -------------------------  ------------- ------------------------

--------- -------------------------  ------------- ------------------------


Payment Type:    Debit _          Wire   _        Certified Check  _

Frequency:       Weekly _         Bi-Weekly  _    Semi-Monthly _     Monthly _

Effective Date:____________       Call In: Mon _   Tue _   Wed_  Thur _  Fri _
                                  Deliver: Mon _   Tue _   Wed_  Thur _  Fri _


Delivery Via:   US Mail_    Fed Ex_    Courier Service_   Pick Up_


------------------------------------------             -----------------------
Authorized Signatory of Client                               Date


------------------------------------------             -----------------------
Authorized Signatory of EPIX                                 Date


                                      EPIX
                                   SCHEDULE B


Client Name
          ------------------------------------------------------

                              Company Contribution
                           Less than 50% contribution


Benefit Effective Date:                 # of Employees:
                    ----------------                ----------------

Benefits Paid:  Current: _   Prepaid: _   Waiting period: _____(default 90 days)

                             Medical Rates - Florida

Plan                Employee        EE/Spouse      EE/Child (ren)    EE/Family
                      Only
--------------- ---------------- ---------------- ---------------- -------------
BC/BS  BCP15
--------------- ---------------- ---------------- ---------------- -------------
BC/BS  BCP9
--------------- ---------------- ---------------- ---------------- -------------
BC/BS  BCP 2
--------------- ---------------- ---------------- ---------------- -------------
BC/BS  BCP A6
--------------- ---------------- ---------------- ---------------- -------------
PHCS PPO
--------------- ---------------- ---------------- ---------------- -------------

--------------- ---------------- ---------------- ---------------- -------------

                       Company Medical Contribution Table

                     Dept #           Dept #           Dept #           Dept #
--------------- ---------------- ---------------- ---------------- -------------
Employee Only
--------------- ---------------- ---------------- ---------------- -------------
EE/Spouse
--------------- ---------------- ---------------- ---------------- -------------
EE/Child(ren)
--------------- ---------------- ---------------- ---------------- -------------
EE/Family
--------------- ---------------- ---------------- ---------------- -------------

                                  Dental Rates

Plan                Employee        EE/Spouse      EE/Child (ren)    EE/Family
                      Only
--------------- ---------------- ---------------- ---------------- -------------
American -
Prepaid
--------------- ---------------- ---------------- ---------------- -------------
American -
Shenan
--------------- ---------------- ---------------- ---------------- -------------
Prudential Dental
--------------- ---------------- ---------------- ---------------- -------------

--------------- ---------------- ---------------- ---------------- -------------

                        Company Dental Contribution Table

                     Dept #           Dept #           Dept #           Dept #
--------------- ---------------- ---------------- ---------------- -------------
Employee Only
--------------- ---------------- ---------------- ---------------- -------------
EE/Family
--------------- ---------------- ---------------- ---------------- -------------

                                  Vision Rates

Plan                Employee        EE/Spouse      EE/Child (ren)    EE/Family
                      Only
--------------- ---------------- ---------------- ---------------- -------------

--------------- ---------------- ---------------- ---------------- -------------

--------------- ---------------- ---------------- ---------------- -------------

                        Company Vision Contribution Table

                     Dept #           Dept #           Dept #           Dept #
--------------- ---------------- ---------------- ---------------- -------------
Employee Only
--------------- ---------------- ---------------- ---------------- -------------
EE/Family
--------------- ---------------- ---------------- ---------------- -------------


--------------------------------             -------------------
Client Authorization                               Date

                                    Exhibit A

                            Client Account Agreement

Company Code _________________ Total Invoice per Payroll Cycle______________

Company Name: _______________________________________________________

Bank # Trans/ABA: ____________________ Bank Account #: __________________

Bank Name: ___________________________ Bank Contact: ____________________

Bank Address: ________________________ Bank Phone: ______________________

Client agrees to the following terms:

1. Client agrees that any amounts due under the Client Service Agreement between Client and EPIX (the "Agreement") will be paid by ACH or bank wire transfer.
2. In respect of the amounts due under this Agreement, Client agrees that such amounts will be deposited in Client's account and available to EPIX at least one business day prior to Client's scheduled pay date.
3. If available funds are not present in Client's account i accordance herewith, Client agrees that EPIX shall have the right to debit Client's account in an amount equal to any amount then due and payable by Client to EPIX and such right shall survive termination of the Agreement.
4. Client shall provide EPIX with an original check from th account where the funds are to be debited.
5. Unless otherwise provided herein, this authorization shall remain in full force and effect until revoked in writing by Client.



SURGICAL SAFETY PRODUCTS, INC.

By:
-------------------------------
 Name:
 Title:

Date:
-------------------------------